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                                                                    EXHIBIT 10.3


                             1998 Share Option Plan



         PRESIDIO GOLF TRUST, a Maryland real estate investment trust (the "Company"), may from time to time on or before June ___, 2008, grant to officers (whether or not trustees), key employees, consultants and advisors of the Company and its subsidiaries (including Presidio Golf Limited Partnership) options to purchase shares of the Company's common shares of beneficial interest stock, $.01 par value per share (the "Common Shares") (the "Plan"). An Affiliate of the Company may adopt the Plan only with the Company's advance written consent, and once adopted, no option may be granted without the Company's advance written approval. If an option is granted to an employee of an Affiliate, the Company may, in its discretion, require that as a condition of granting the option the Affiliate must agree to purchase the number of Common Shares subject to option at fair market value on the date of exercise. For purposes of the Plan an Affiliate shall include a subsidiary or any partnership or limited liability company in which the Company is the general partner or holds at least a 50% interest in capital or profits. Options granted under this Plan may be either options which are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("incentive stock options"), or options which are not intended to be incentive stock options ("non-statutory options"). The aggregate number of Common Shares which may be sold to all optionees pursuant to this Plan shall not exceed seven hundred fifty thousand (750,000) shares. Except as otherwise provided for herein, selection of optionees and determination of the form of option and the number of shares allocated to each optionee shall be made by a committee of disinterested directors of the Company. The purchase price per share to be specified in any option granted pursuant to this Plan shall be not less than the fair market value of such stock on the date such option is granted, and may be paid in cash, in Common Shares or in any combination thereof. The Board of Trustees of the Company ("Board") may provide for the exercise of options under this Plan from time to time in installments or otherwise, and may authorize the granting of such options upon such other terms and conditions and for such periods up to ten years from the date of grant as it may in its discretion determine; provided, however, that any option granted hereunder shall not be transferable by the optionee other than by will or the laws of descent and distribution and may be exercisable during such optionee's lifetime only by the optionee or by such optionee's guardian or legal representative; and further provided, however, that the aggregate fair market value (determined at the time an option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all incentive stock option plans of the Company and any subsidiary corporations of the Company) shall not exceed $100,000.

         The Company may from time to time grant to the holder of any option issued hereunder the right to elect to exercise share appreciation rights with respect to all or any portion of the shares subject to such option in lieu of such option rights thereunder by surrendering the option rights as to all or such portion of the shares as to which option rights shall at such time be exercisable under such option, and receiving, with respect to each share as to which option rights are so surrendered, an



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amount in payment equal to the excess of the fair market value of such share on the date of surrender over the purchase price specified for such share in the option. Such payment may be made in cash, in Common Shares or in any combination thereof, subject, in the case of cash, to the consent of the Company. The number of Common Shares to be issued and delivered by the Company upon the exercise of share appreciation rights hereunder shall be determined by dividing the amount of the payment to be made in the form of Common Shares by the fair market value of a Common Share as of the date of surrender, and the value of any fractional share shall be paid by the Company in cash. No share appreciation right shall, in any event, be exercisable within six months of the date of its grant. For purposes of determining the aggregate number of Common Shares sold to all optionees pursuant to this Plan, each share as to which option rights have been surrendered upon the exercise of share appreciation rights shall be treated as if it were a share sold under this Plan.

         At any time an optionee is required to pay to the optionee's employer an amount required to be withheld under applicable income tax laws in connection with the exercise of a non-statutory option, the optionee may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold Common Shares having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the fair market value of such shares on the date that the amount of tax to be withheld shall be determined ("Tax Date"). Each Election must be made prior to the Tax Date. The Board may disapprove of any Election or may suspend or terminate the right to make Elections. An Election is irrevocable.

         If the optionee is an officer or director of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, then the Election is subject to the following additional restrictions:

         A. No Election shall be effective for a Tax Date which occurs within six months of the grant of the option.

         B. The Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

         In the event of a share dividend, share split, combination or other reduction in the number of issued Common Shares, the Board may make such adjustments in the number of unpurchased shares subject to this Plan, the number of shares subject to options outstanding in this Plan, the exercise price specified in options outstanding under this Plan, and the number of shares subject to share appreciation rights outstanding under this Plan as it may determine to be appropriate and equitable. Notwithstanding the foregoing, upon the occurrence of a change of control, the rights under options and share appreciation rights outstanding hereunder shall immediately vest and become exercisable. Under the terms of the Plan a change of control includes a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect on



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January 1, 1998, provided that such a change of control shall be deemed to have occurred at such time as (i) any "Person" (as that term is defined in Sections 13(b) and 14(b)(2) of the Exchange Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 20% or more of the combined voting power for election of trustees of the then outstanding securities of the Company or any successor of the Company; (ii) during any period of two (2) consecutive years or less, individuals who, at the beginning of such period, constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new trustee was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) shareholders of the Company approve any merger, consolidation or share exchange as a result of which the Common Shares of the Company shall be changed, converted or exchanged (other than a merger with a wholly-owned subsidiary of the Company), or any dissolution or liquidation of the Company or any sale or the disposition of 50% or more of the assets or business of; or (iv) the shareholders of the Company approve any merger or consolidation to which the Company is a party or a share exchange in which the Company shall exchange its shares for shares of another corporation as a result of which the persons who were the shareholders of the Company immediately prior to the effective date of the merger, consolidation or share exchange, shall have beneficial ownership of less than 50% of the combined voting power for election of trustees or directors, as applicable, of the surviving entity following the effective date of such merger, consolidation or share exchange." In the event of any Company transaction that does not result in a change of control, all options shall be subject to such adjustments as may be provided by the Board or by the terms of the plan or agreement of merger, consolidation, reorganization, or sale or exchange of such assets.

         The Board may, in its discretion, prescribe such provisions and interpretations not inconsistent herewith as it shall deem necessary or desirable for the implementation of this Plan. The Board may, without shareholder consent, amend this Plan; provided, however, any amendment that would (i) materially increase the benefits accruing to participants hereunder,
(ii) materially increase the number of shares which may be issued hereunder, or
(iii) materially modify the requirements as to eligibility for participation hereunder, must be approved by a vote of the shareholders of the Company.



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                                                     Approved               ,
                                                             --------------- ---

                             1998 SHARE OPTION PLAN

                              FORM OF SHARE OPTION

                       [LETTERHEAD OF PRESIDIO GOLF TRUST]



                                                                       , 19
                                                           ------------    -----
Dear                  :
     -----------------

         Pursuant to action taken by the Board of Trustees of Presidio Golf Trust, a Maryland real estate investment trust (the "Company"), under the 1998 Share Option Plan (the "Plan"), you are hereby granted a (1) to purchase, at the price of (2) per share, upon and subject to the provisions and conditions hereafter set forth, a total of ________ shares of the Company's common stock, $.01 par value per share (the "Common Shares") [in the installments, for the number of shares and to accrue on the date or dates shown below:


              NO. OF SHARES                             ACCRUAL DATE
              -------------                             ------------
                   (3)                                       (4)
                   (3)                                       (4)
                   (3)                                       (4)]

         You may purchase all or any of the shares included in any installment under this option, on or after the date on which such installment accrues and not later than the expiration date hereinafter set forth, by making payment in full to the office of the Chief Financial Officer of the Company, Building 106, Montgomery Street, Presidio Main Post, P.O. Box 29355, San Francisco, California 94129, for the shares which you so elect to purchase, at the price per share herein prescribed, whereupon you will receive a share certificate representing the shares for which you have made payment, except that the Company shall not be obligated to deliver any shares unless and until (i) there has been compliance with any federal or state laws or regulations or national securities exchange requirements which the Company may deem applicable; and (ii) all legal matters in connection with the sale and delivery of the shares have been approved by the Company's counsel.



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         Upon the exercise of an option, with the prior written consent of the
Company which may be given in the sole discretion of the Company, the purchase price may be paid in cash or in Common Shares or a combination thereof. Each Common Share received by the Company in payment of all or a portion of the purchase price specified in this option shall be valued at its fair market value on the date of exercise.

         The Chairman of the Board or President of the Company (or any Vice President of the Company in the absence or unavailability of the Chairman of the Board and President) may suspend or postpone the receipt of shares in payment of the purchase price specified in this share option if at any time (i) he has knowledge of information concerning the Company which upon disclosure to the public might, in his opinion, materially affect the market price of the Common Shares; (ii) outside events of an extraordinary nature occur which, in his opinion, may not have been effectively reflected in the market price of the Common Shares; or (iii) such suspension or postponement for any other reason would, in his opinion, be in the best interests of the Company.

         The Board of Trustees hereby reserves and shall have the right, by written notice to you, to change the provisions of this option in any manner that it may deem necessary or advisable to carry out the purpose of this grant as a result of, or to comply with, any change in applicable regulations, interpretations or statutory enactment, provided that any such change shall be applicable only to shares for which payment shall not then have been made as herein provided.

   (5)

         Except as otherwise provided, if you cease to be an officer of or employed by the Company, this option shall terminate as to the shares for which you shall not then have made payment as provided herein; provided, however, that within three months after the date you cease to be an officer or so employed, but in no event later than the expiration date of this option, you may pay for and receive all or any of the shares constituting the installment or installments under this option that shall have accrued at the date you cease to be so employed and for which you shall not then have made payment as provided herein.

         Notwithstanding any provision of this option to the contrary, if you are removed as an officer or your employment is terminated for cause (which, unless otherwise defined in any employment agreement or manual, shall be defined as participation in conduct during your employment consisting of fraud, felony or willful misconduct), this option shall terminate on the date of your removal or termination of employment as to the shares for which you shall not have theretofore made payment and you shall have no right thereafter for any reason to pay for or receive any of the shares constituting any installment or installments under this option accrued as of the date of your removal or termination of employment and for which you shall not then have made payment as provided herein.

         If you cease to be an officer of or employed by the Company by reason of your permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) or



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retirement, then, within one year after the date you become permanently disabled or three months after the date you retire, but in no event later than the expiration date of this option, you may pay for and receive all or any of the shares constituting any installment or installments hereunder for which you shall not then have made payment as provided herein whether or not accrued. In the event of your death while you are an officer of or employed by the Company or within three months following termination of your status as an officer or your employment, the executor or administrator of your estate may, within one year after the day of your death, but in no event later than the expiration date of this option, pay for and receive all or any of the shares included in any installment or installments hereunder for which you shall not then have made payment as provided herein whether or not accrued. (6)

         In the event of a share dividend, share split, combination or reduction in the number of issued Common Shares, the Board of Trustees may make such adjustments in the number of unpurchased shares subject to this option and in the exercise price per share as it may determine to be appropriate and equitable.

         In the event of a change of control of the Company, your rights under this option shall immediately vest and become exercisable as to shares not theretofore purchased. In the case of any corporate transaction which does not result in a change of control adjustment as may be provided by the Board of Trustees or in the terms of the merger, consolidation, reorganization, plan of dissolution or sale of the assets.

         This option shall be exercisable during your lifetime only by you and shall not be transferable by you, expressly or by operation of law, except in the event of your death, and then only to the extent and subject to the provisions and conditions herein set forth. Any attempted transfer or other disposition thereof by you shall be void and shall constitute valid grounds for cancellation of this option by the Company. (7)

         The exercise of any rights under this option shall be subject to and conditioned upon the approval of the Plan by the shareholders of the Company
prior to        , 1998, and in the event that the stockholders do not approve the Plan before such date, this option shall be void and of no further force and effect. (8)

         This option and all your rights hereunder shall, unless sooner terminated in accordance with the provisions hereof, cease and terminate on
(9)  (the "expiration date"), at 5:00 p.m., San Francisco time.

         The term "fair market value" with respect to the Common Shares shall have the meaning herein as defined in resolutions adopted from time to time under the Plan.

         The term "employed by the Company" or other similar terms as used in this option shall include a person who is an employee of the Company or any subsidiary of the Company, a consultant or advisor to the Company or a subsidiary of the Company or a person who is an employee of a



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consultant or advisor to the Company or a subsidiary of the Company; provided, however, each consultant or advisor must provide bona fide services to the Company or a subsidiary of the Company; and further provided, if you are an employee of the Company or a subsidiary of the Company and become a consultant or advisor providing bona fide services to the Company or a subsidiary of the Company or an employee of such a consultant or advisor, the Company in its sole discretion may, by notice given within three months immediately following the date you cease to be an employee of the Company or subsidiary of the Company, continue this option in full force and effect pursuant to its terms. In the event that the Company does not give a notice of continuation as set forth in the preceding sentence, you shall be deemed to have ceased to be employed by the Company on the date you cease to be an employee of the Company or a subsidiary of the Company and this option shall terminate on such date as set forth herein. In addition, if you are an employee of a consultant or advisor to the Company or a subsidiary of the Company, termination of employment with the Company shall be deemed to occur upon the termination of any engagement of such consultant or advisor by the Company and its subsidiaries; provided, however, the Company in its sole discretion may, by notice given within three months immediately following the date the consultant or advisor ceases to provide such services, continue this option in full force and effect pursuant to its terms as long as such consultant or advisor continues to provide other bona fide services to the Company or a subsidiary of the Company. In the event that the Company does not give a notice of continuation as set forth in the preceding sentence, you shall be deemed to have ceased to be employed by the Company on the date of termination of the engagement of the consultant or advisor as aforesaid and this option shall terminate on such date as set forth herein.

         Please acknowledge receipt of this option and insert your social security number at the bottom of the duplicate copy herewith enclosed and return the same within thirty (30) days from the date hereof to the office of the Chief Financial Officer of the Company as set forth above.


I hereby acknowledge receipt of                  PRESIDIO GOLF TRUST, a Maryland
the foregoing option.                            real estate investment trust



                                                     By:
---------------------------------------                 ------------------------
Signature
                                                        ------------------------
                                                        President

Social Security No.
                   --------------------



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                           Footnotes to Form of Option


(1) Insert either "non-statutory option" or "incentive stock option (as defined in the Internal Revenue Code of 1986, as amended)"

(2) Insert purchase price of not less than 100% of fair market value on date of grant

(3)      Insert installments, if any

(4)      Insert Accrual Date or Condition

(5) If share appreciation rights are granted, insert the following paragraph:

         "You may elect to exercise share appreciation rights with respect to ________ of the shares subject to option rights hereunder in lieu of such option rights by surrendering the option rights as to all or a portion of said shares as to which option rights shall at the time be exercisable (including option rights exercisable after your termination of employment, retirement or death) under the option and receiving, with respect to each share as to which option rights are surrendered, an amount in payment equal to the excess of the fair market value of such share on the date of surrender over the purchase price specified for such share in the option. Such payment may be either in cash or Common Shares or a combination thereof, subject, in the case you request to be paid in cash, to the consent of the Company given after the exercise of this share appreciation right. The number of Common Shares to be issued or delivered upon the exercise of share appreciation rights shall be determined by dividing the amount of the payment to be allocated to the acquisition of Common Shares by the fair market value of a Common Share on the date of surrender; the value of any fractional share to be paid in cash."

(6) This sentence may be revised to permit the optionee or the executor or administrator of the optionee's estate to exercise this option within a time period after retirement or death which exceeds three months, provided such time period does not exceed the expiration date of the option.

(7)      If a non-statutory share option, insert the following sentence:

         "Notwithstanding the provisions of this paragraph, if you are an advisor or consultant to the Company that is an entity, in the sole discretion of the Company, this option may be transferred to your successor provided such successor continues as a consultant or advisor to the Company."



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(8)      This sentence should be inserted in options granted prior to shareholder approval of the Plan.

(9) Date not more than ten (10) years after date of grant, preferably as of the end of the month.



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